Exhibit 21

COMPUTER SCIENCES CORPORATION
Subsidiaries as of March 28, 2014

Name	Jurisdiction of Organization
42SIX, LLC	Maryland
Adeus Aktienregister-Service GmbH	Germany
Aerospace Center Support	Tennessee
Alliance-One Services, Inc.	Delaware
Antarctic Research Support LLC	Nevada
AppLabs Inc	Delaware
AppLabs Limited	United Kingdom
AppLabs Technologies (UK) PVT Ltd	United Kingdom
AppLabs Technologies Private Limited	India
Bad Homburger Inkasso GmbH	Germany
Beijing CSA Computer Sciences Technology Company Limited	China
Bridgeforward Software Limited	United Kingdom
C.S.C. Visa Services Israel Ltd.	Israel
Centauri Solutions LLC	Delaware
Century Credit Corporation	Nevada
Century Leasing Corporation	Nevada
Century LLC	Nevada
Century Subsidiary Corporation	Nevada
COMPEL EDV-Service GmbH	Germany
Computer Sciences Canada Inc.	Canada
Computer Sciences Corporation (NZ) Limited	New Zealand
Computer Sciences Corporation CSCEcuador S.A.	Ecuador
Computer Sciences Corporation d.o.o. Beograd	Serbia
Computer Sciences Corporation India Private Limited	India
Computer Sciences Corporation Services (pty) Limited	South Africa
Computer Sciences Corporation, Australia Pty Limited	Australia
Computer Sciences España, S.A.	Spain
Computer Sciences Parsons LLC	Oklahoma
Computer Sciences UK Limited	United Kingdom
Consular Services Guatemala, S.A.	Guatemala
Continental Grand, Limited Partnership	Nevada
Continuum (Deutschland) GmbH	Germany
Continuum (UK) Holdings Limited	United Kingdom
Continuum Europe B.V.	Netherlands
Continuum SOCS S.A.S.	France
Corkshare, Inc.	Delaware
Covansys (Asia Pacific) Pte Ltd.	Singapore
Covansys (Mauritius) Limited	Mauritius
Covansys Netherlands B.V.	Netherlands
Covansys S.L.	Spain
Creative Computer Systems Pty Limited	Australia
CSA (PRC) Company Limited	Hong Kong
CSA MSC Sdn Bhd	Malaysia
CSC (Guyana) Inc.	Guyana
CSC (Thailand) Ltd.	Thailand
CSC Airline Solutions Danmark A/S	Denmark
CSC Arabia Ltd.	Saudi Arabia
CSC Asia Holdings Pte Ltd.	Singapore
CSC Asset Management Inc.	Nevada
CSC Australia Pty. Limited	Australia
CSC Belgium Inc	Nevada
CSC BH D.O.O.	Bosnia
CSC BPS India Ltd.	India

CSC Bulgaria E.O.O.D.	Bulgaria
CSC Business Systems Limited	United Kingdom
CSC Commerce 2010 LLC	Nevada
CSC Computer Science Corporation	Nevada
CSC Computer Science Finland OY	Finland
CSC Computer Sciences (Middle East) FZ LLC	UAE
CSC Computer Sciences (Middle East) Limited	United Kingdom
CSC Computer Sciences (Portugal) Lda	Portugal
CSC Computer Sciences (South Africa) (pty) Limited	South Africa
CSC Computer Sciences Argentina S.R.L.	Argentina
CSC Computer Sciences Australia Holdings Pty Limited	Australia
CSC Computer Sciences B.V.	Netherlands
CSC Computer Sciences Bahrain W.L.L	Bahrain
CSC Computer Sciences Brasil S/A	Brazil
CSC Computer Sciences Capital Limited	United Kingdom
CSC Computer Sciences Capital S.a.r.l.	Luxembourg
CSC Computer Sciences Caribbean Inc	Nevada
CSC Computer Sciences Chile Inversiones Ltda.	Chile
CSC Computer Sciences Colombia SAS	Colombia
CSC Computer Sciences Consulting Austria GmbH	Austria
CSC Computer Sciences Corporation (Costa Rica), S.A.	Costa Rica
CSC Computer Sciences Corporation Chile S.A.	Chile
CSC Computer Sciences Corporation Panama Inc.	Panama
CSC Computer Sciences do Brasil Ltda.	Brazil
CSC Computer Sciences Egypt Ltd.	Egypt
CSC Computer Sciences EMEA Finance Limited	United Kingdom
CSC Computer Sciences Financing LLP	United Kingdom
CSC Computer Sciences GmbH	Germany
CSC Computer Sciences Holdings France SAS	France
CSC Computer Sciences Holdings S.a.r.l.	Luxembourg
CSC Computer Sciences Honduras, S.A.	Honduras
CSC Computer Sciences Iberica, S.L.	Spain
CSC Computer Sciences International Holdings Limited	United Kingdom
CSC Computer Sciences International Inc.	Nevada
CSC Computer Sciences International Limited	United Kingdom
CSC Computer Sciences International Operations Limited	United Kingdom
CSC Computer Sciences International S.a.r.l.	Luxembourg
CSC Computer Sciences International Services Limited	United Kingdom
CSC Computer Sciences Ireland Limited	Ireland
CSC Computer Sciences Italia S.r.l.	Italy
CSC Computer Sciences Limited	United Kingdom
CSC Computer Sciences Luxembourg SA	Luxembourg
CSC Computer Sciences Middle East Ltd OPC	Qatar
CSC Computer Sciences Nicaragua, Sociedad Anomia	Nicaragua
CSC Computer Sciences Peru S.R.L.	Peru
CSC Computer Sciences Polska Sp. zO.O	Poland
CSC Computer Sciences Romania SRL	Romania
CSC Computer Sciences S.A.	Luxembourg
CSC Computer Sciences S.A.S.	France
CSC Computer Sciences s.r.o.	Czech Republic
CSC Computer Sciences Sdn Bhd	Malaysia
CSC Computer Sciences spol s.r.o	Slovakia
CSC Computer Sciences Trinidad & Tobago Ltd	Trinidad & Tobago
CSC Computer Sciences UK Holdings Limited	United Kingdom
CSC Computer Sciences Venezuela, SA	Venezuela
CSC Computer Sciences VOF/SNC	Belgium
CSC Computer Sciences, S. de R.L. de C.V.	Mexico
CSC Consular Services Bolivia S.R.L	Bolivia

CSC Consular Services Inc.	Nevada
CSC Consulting, Inc.	Massachusetts
CSC Corporation Limited	United Kingdom
CSC Covansys Corporation	Michigan
CSC Cybertek Corporation	Texas
CSC Danmark A/S	Denmark
CSC Datalab A/S	Denmark
CSC Deutschland Akademie GmbH	Germany
CSC Deutschland Consulting GmbH	Germany
CSC Deutschland Services GmbH	Germany
CSC Deutschland Solutions GmbH	Germany
CSC Enformasyon Teknoloji Hismetleri Limited Sirketi	Turkey
CSC Enterprises	Delaware
CSC Financial GmbH	Germany
CSC Financial Services (Pty) Limited	South Africa
CSC Financial Services GmbH	Germany
CSC Financial Services Group Pty. Limited	Australia
CSC Financial Services Holding S.A.S.	France
CSC Financial Services S.A.S.	France
CSC Financial Solutions Ireland Limited	Ireland
CSC Financial Solutions Limited	United Kingdom
CSC FSG Limited	United Kingdom
CSC Hanford LLC	Nevada
CSC Holdings (SA) (Pty) Limited	South Africa
CSC Hungary Information Technology Services Kft	Hungary
CSC Information Systems LLC	Delaware
CSC Information Technology (Philippines), Inc	Philippines
CSC Information Technology (Tianjin) Co. Ltd.	China
CSC Information Technology Services Pte.Ltd.	Singapore
CSC International Systems Management Inc.	Nevada
CSC Japan LLC	Japan
CSC Japan, LTD.	Delaware
CSC Korea YH	Korea
CSC Kosovo LLC	Kosovo
CSC Life Sciences Limited	United Kingdom
CSC Logic, Inc.	Texas
CSC Malaysia Sdn. Bhd	Malaysia
CSC Managed Holdings LLC	Nevada
CSC New Asia Holdings Pte. Ltd.	Singapore
CSC New Zealand Limited	New Zealand
CSC Norge AS	Norway
CSC Property UK Limited	United Kingdom
CSC S.A.S.	France
CSC Scandihealth A/S	Denmark
CSC Scandinavia Holdings A/S	Denmark
CSC Services Management Ireland Limited	Ireland
CSC Servicios, S de R.L. de C.V.	Mexico
CSC Software Technology (Shanghai) Company Ltd.	China
CSC Sverige AB	Sweden
CSC Switzerland GmbH	Switzerland
CSC Systems & Solutions LLC	Delaware
CSC Taiwan Limited	Taiwan
CSC Technologies Deutschland Gmbh	Germany
CSC Technology Hong Kong Limited	Hong Kong
CSC Technology (Beijing) Co., Ltd.	China
CSC Technology Singapore Pte. Ltd.	Singapore
CSC UKD 4 Limited	United Kingdom
CSC Uruguay srl	Uruguay

CSC Vietnam Co., Limited	Vietnam
Datatrac Information Services, Inc.	Texas
Dawriver Pty Limited	Australia
Dekru B.V.	Netherlands
DynCorp Biotechnology and Health Services, Inc.	Virginia
DynKePRO LLC	Delaware
DynPort Vaccine Company LLC	Virginia
DynTel Corporation (VA)	Virginia
Eastview (China) Group Limited	British V.I.
EURL CSC Computer Sciences Corporation	Algeria
Everlasting Properties Limited	British V.I.
Experteam S.A./N.V.	Belgium
First Coast Alliance, LLC	Nevada
G.C. McKeown & Co. (N.I.) Ltd	Northern Ireland
G.C. McKeown Systems Limited	Ireland
HAS Solutions (UK) Limited	United Kingdom
HAS Solutions Pty Ltd.	Australia
iSOFT Limited	United Kingdom
IBA (Australia) Limited Partnership	Australia
IBA Health (Asia) Holdings Pte Ltd.	Singapore
IBA Health (Asia) Sdn. Bhd.	Malaysia
IBA Health (Europe) Holdings Limited	United Kingdom
IBA Health (Middle East) LLC	Oman
IBA Health (NZ) Operations Limited	New Zealand
IBA Health (Singapore) Pte Limited	Singapore
IBA Health (UK) Holdings Limited	United Kingdom
Image Solutions Europe GmbH	Germany
Implementaciones Soft Sanidad Peru, S.A.C.	Peru
Implementaciones Soft Sanidad, S.A. de C.V.	Mexico
InfoChimps, Inc	Delaware
Innovative Banking Solutions AG	Germany
ISI (China) Co., Limited	China
iSOFT (New Zealand & Pacific Islands) Limited	New Zealand
iSOFT (Primary Care) Pty Ltd.	Australia
iSOFT Applications Limited	United Kingdom
iSOFT Australia Pty Limited	Australia
iSOFT eHealth Pty Ltd	Australia
iSOFT Europe (Holdings) Limited	United Kingdom
iSOFT Europe Limited	United Kingdom
iSOFT Group (UK) Limited	United Kingdom
iSOFT Group Pty Limited	Australia
iSOFT Health (Asia) Pte Ltd.	Singapore
iSOFT Health (Germany) Limited	United Kingdom
iSOFT Health (Holdings) Limited	United Kingdom
iSOFT Health (Ireland) Limited	Ireland
iSOFT Health (South Africa) (Proprietary) Ltd.	South Africa
iSOFT Health GmbH	Germany
iSOFT Health Limited	United Kingdom
iSOFT Health Logic (Malaysia) Sdn. Bhd.	Malaysia
iSOFT Health Management (India) Private Limited	India
iSOFT Health Services (India) Private Limited	India
iSOFT Health Systems (Malaysia) Sdn. Bhd.	Malaysia
iSOFT Health Verwaltungs-GmbH	Germany
iSOFT Healthcare Systems Pty Limited	Australia
iSOFT Holdings (Singapore) Pte Ltd.	Singapore
iSOFT Holdings Pty Limited	Australia
iSOFT Iberia, S.L.	Spain
iSOFT Inc. (Delaware)	Delaware

iSOFT Ireland Limited	Ireland
iSOFT Medical Systems Limited	United Kingdom
iSOFT Nederland B.V.	Netherlands
iSOFT Netherlands (Holdings) Limited	United Kingdom
iSOFT NZ Limited	New Zealand
iSOFT Overseas Holdings Limited	United Kingdom
iSOFT Protos Limited	United Kingdom
iSOFT R&D Private Limited	India
iSOFT Radiology Systems Limited	United Kingdom
iSOFT Sanidad Dominicana, S.R.L.	Dominican Republic
iSOFT Sanidad S.L.	Spain
iSOFT Scandinavia AS	Norway
iSOFT Solutions (International) Pty Ltd.	Australia
iSOFT Solutions (Thailand) Limited	Thailand
iSOFT Solutions Pty Ltd	Australia
iSOFT Systems Pty Ltd.	Australia
ITS Medical Systems LLC	Virginia
Jana Java Sdn. Bhd.	Malaysia
Log.Sec Corporation	Virginia
Log.Sec Group Joint Venture	Virginia
Maricom Systems Incorporated	Maryland
McKeown Software Limited	Ireland
Mississippi Space Services	Mississippi
Mynd Corporation	South Carolina
Mynd International Ltd.	Delaware
Mynd Partners	Pennsylvania
Mynd Partners, L.P.	Texas
Paramedical Pty Ltd.	Australia
PT Cita Simas Artha	Indonesia
PT. CSC Indonesia	Indonesia
ServiceMesh Australia Pty Ltd	Australia
ServiceMesh United Kingdom Limited	United Kingdom
ServiceMesh, Inc.	Delaware
SMS Datacare Limited	United Kingdom
Software Technology (Singapore) Pte Ltd.	Singapore
Supreme Esteem Limited	Hong Kong
Technology Service Partners, Inc.	Florida
Terranova Pacific Services (U.K.) Limited	United Kingdom
Test and Experimentation Services Company	Texas
The Eagle Alliance	Maryland
Tianjin CSA Computer Sciences Technology Company Limited	China
Tri-S Corporation	Maryland
UAB CSC Baltic	Lithuania
UltraGenda N.V	Belgium
Vulnerability Research Labs, LLC	Delaware
Welkin Associates, Ltd	Virginia